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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 22, 2002


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)


    CANADA                          001-15503                       N/A
(State or Other             (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)


495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                 K2K-3G1
     (Address of Principal Executive Offices)                     (Zip Code)


                                 (613) 236 2263
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On April 22, 2002, Workstream Inc. (the "Company") announced it has sold to Sands Brothers Venture Capital III LLC and Sands Brothers Venture Capital IV LLC an aggregate of $1,500,000 of the Company's Convertible Notes and warrants to purchase 300,000 of the Company's common shares.. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)       Exhibits

         Exhibit 99.1 - Press Release issued on April 22, 2002 by the Company.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Workstream Inc.

                                         By: /s/ Michael Mullarkey
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                                             Name: Michael Mullarkey
                                             Title: Chief Executive Officer













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                                  Exhibit Index



Exhibit 99.1 - Press Release issued on April 22, 2002 by the Company.
















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